Rule 497(e)

FIRST TRUST EXCHANGE-TRADED ALPHADEX® FUND

FIRST TRUST EXCHANGE-TRADED ALPHADEX® FUND II

FIRST TRUST EXCHANGE-TRADED FUND II

FIRST TRUST EXCHANGE-TRADED FUND III

FIRST TRUST EXCHANGE-TRADED FUND IV

FIRST TRUST EXCHANGE-TRADED FUND V

FIRST TRUST EXCHANGE-TRADED FUND VI

FIRST TRUST EXCHANGE-TRADED FUND VII

FIRST TRUST EXCHANGE-TRADED FUND VIII

FIRST TRUST SERIES FUND

FIRST TRUST VARIABLE INSURANCE TRUST

(the “Trusts,” and each series of the Trusts, a “Fund”)

SUPPLEMENT TO EACH FUND’S STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 12, 2023

Notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, effective September 10, 2023, Ms. Bronwyn Wright will serve as an Independent Trustee (as such term is defined below) of each Trust’s Board of Trustees (collectively, the “Board”), and will serve as a member of the following Board Committees: the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. Accordingly, notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, effective September 10, 2023, there are seven Trustees of each Trust, six of whom are Trustees who are not officers or employees of First Trust Advisors L.P. (“First Trust”), the Funds’ investment advisor, or any of its affiliates (“Independent Trustees”).

The following is a statement of Ms. Wright’s present position and principal occupations during the past five years, the number of portfolios she oversees and the other directorships she has held during the past five years. Ms. Wright has been appointed for an indefinite term.

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Bronwyn Wright 1971	Trustee	• Indefinite term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	221 Portfolios	None

Bronwyn Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

As of September 10, 2023, Ms. Wright did not beneficially own any equity securities of any registered investment companies overseen by the Board, and Ms. Wright and her immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Funds.

Additionally, the first paragraph of the section entitled “Unitary Board Leadership Structure” in each Fund’s Statement of Additional Information is replaced in its entirety with the following:

Except in certain limited circumstances (as noted below) under which a Trustee is unable to sit on all the boards of all the funds in the First Trust Fund Complex (as defined below), each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee (except as noted below) currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with eleven portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/abrdn Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust High Yield Opportunities 2027 Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 221 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). Ms. Wright also serves as director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing 26 exchange-traded funds, and advised by First Trust (the “First Trust UCITs”). In addition, Ms. Wright had previously served on the board of directors of First Trust Global Portfolios Management Limited, the manager to the First Trust UCITs and an affiliate of First Trust, but resigned such position effective March 6, 2023. Except as noted above, none of the Independent Trustees nor their immediate family members has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates. Ms. Wright does not serve as a Trustee of First Trust Dynamic Europe Equity Income Fund or First Trust Exchange-Traded Fund.

Finally, the first sentence of the third paragraph of the section entitled “Unitary Board Leadership Structure” in each Fund’s Statement of Additional Information is deleted in its entirety.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE